UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 8, 2025

NOODLES & COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-35987	84-1303469
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

520 Zang Street, Suite D
Broomfield,	CO	80021
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (720) 214-1900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	NDLS	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant's Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On September 8, 2025, the Audit Committee of the Board of Directors of Noodles & Company (the “Company”) approved the dismissal of Ernst & Young LLP as the Company's independent registered public accounting firm.

The reports of Ernst & Young LLP on the Company's consolidated financial statements for the fiscal years ended December 31, 2024 and January 2, 2024 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2024 and January 2, 2024 and through September 8, 2025, there have been no "disagreements" (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference thereto in its reports on the consolidated financial statements for such years. During the fiscal year ended December 31, 2024 and through September 8, 2025, there have been no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Ernst & Young LLP with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K and requested that Ernst & Young LLP furnish the Company with a copy of its letter addressed to the Securities and Exchange Commission (the "SEC"), pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not Ernst & Young LLP agrees with the statements related to them made by the Company in this report. Ernst & Young LLP's letter to the SEC is filed as an Exhibit to this report.

(b) Newly Engaged Independent Registered Public Accounting Firm

On September 8, 2025, the Audit Committee of the Board of Directors approved the appointment of Grant Thornton LLP as the Company's new independent registered public accounting firm, effective immediately, to perform independent audit services for the fiscal year ending December 30, 2025. During the fiscal years ended December 31, 2024 and January 2, 2024 and through September 8, 2025, neither the Company, nor anyone on its behalf, consulted Grant Thornton LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, and no written report or oral advice was provided to the Company by Grant Thornton LLP that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a "reportable event" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16	Letter from Ernst & Young LLP
104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Noodles & Company

DATE: September 12, 2025	By:	/s/ Mike Hynes
	Name:	Mike Hynes
	Title:	Chief Financial Officer